Note 7 - Stock Incentive Plan	6 Months Ended
Jun. 30, 2022
Notes to Financial Statements
Share-Based Payment Arrangement [Text Block]

7. Stock Incentive Plan

A summary of the status of the Company’s unvested shares as of January 1, 2022, and changes during the six-month period ended June 30, 2022, are presented below:

Unvested Shares	Shares	Weighted-Average Grant-Date Fair Value
Unvested on January 1, 2022	72,100	15.67
Granted	-	-
Vested	-	-
Unvested on June 30, 2022	72,100	15.67

As of June 30, 2022, there was $678,795 of total unrecognized compensation cost related to unvested share-based compensation arrangements granted. That cost is expected to be recognized over a weighted-average period of 0.61 years. The share-based compensation recognized relating to the unvested shares was $107,972 and $365,379 for the six-month periods ended June 30, 2021 and 2022, respectively, and is included within “General and administrative expenses” in the unaudited condensed consolidated statements of operations.